UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 24, 2020

GCP APPLIED TECHNOLOGIES INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-37533	47-3936076
(Commission File Number)	(IRS Employer Identification No.)

62 Whittemore Avenue Cambridge, Massachusetts	02140
(Address of Principal Executive Offices)	(Zip Code)

(617) 876-1400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	GCP	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 24, 2020, the compensation committee (the “Compensation Committee”) of the board of directors (the “Board of Directors”) of the Company approved a $7,000 monthly stipend for Craig A. Merrill, in addition to his current base salary, to compensate him during the period he operates in the role of Interim Chief Financial Officer (and principal financial officer). The approval of the monthly stipend of $7,000 was made retroactive to Mr. Merrill’s appointment as the Interim Chief Financial Officer, approving a lump sum amount of $31,500 for his prior service covering the period from October 15, 2019 through March 1, 2020. The Compensation Committee also approved a base salary increase of approximately 3.5% for Mr. Merrill, effective April 1, 2020, representing an increase of $10,690.

On February 24, 2020, the Compensation Committee recommended a grant of annual long-term incentive awards having a total grant date value equal to $100,000 to Randall S. Dearth, the Company’s President and Chief Executive Officer, which is in addition to annual long-term incentive awards that the Company previously announced would be awarded to Mr. Dearth in 2020. On February 25th, 2020, the Board of Directors approved and awarded the additional grant amount. This additional award was granted in the same forms, and on the same terms (including vesting) as the Company’s annual long-term incentive awards granted to Mr. Dearth and other named executive officers on February 24, 2020 (i.e., 50% in the form of performance-based units that vest subject to achievement of applicable performance targets over a three-year period and 50% in time-vesting restricted stock units, which vests ratably over a three-year period). The Compensation Committee also approved a base salary increase of approximately 3.2% for Mr. Dearth, effective April 1, 2020, representing an increase of $25,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GCP APPLIED TECHNOLOGIES INC.
(Registrant)

By:	/s/ James E. Thompson
James E. Thompson
Vice President, General Counsel and Secretary

Date: February 28, 2019